UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2016

FEDERAL HOME LOAN BANK OF CHICAGO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51401	36-6001019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Drive Chicago, Illinois		60601
		(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:
(312) 565-5700

Former name or former address, if changed since last report:
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 23, 2016, the Federal Home Loan Bank of Chicago (the “Bank”) announced that the Bank’s Board of Directors has adjusted the membership stock and advance activity stock requirements for its members within ranges specified in the Bank’s Capital Plan.

A letter to Bank members describing these revised requirements is attached as Exhibit 99.1 and incorporated by reference.

The information being furnished pursuant to Item 7.01 on this Current Report on Form 8-K and the information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This Current Report contains forward-looking statements which are based upon the Bank’s current expectations and speak only as of the date hereof. These statements may use forward-looking terms, such as “anticipates,” “believes,” “expects,” “could,” “plans,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. The Bank cautions that, by their nature, forward-looking statements involve risk or uncertainty, that actual results could differ materially from those expressed or implied in these forward-looking statements, and that actual events could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, instability in the credit and debt markets, economic conditions (including effects on, among other things, mortgage-backed securities), changes in mortgage interest rates and prepayment speeds on mortgage assets, the Bank’s ability to successfully transition to a new business model and to pay future dividends (including enhanced dividends on activity stock), the Bank’s ability to implement these revised Capital Plan requirements, the Bank’s ability to meet required conditions to repurchase or redeem excess capital stock from its members, including maintaining compliance with its minimum regulatory capital requirements and determining its financial condition is sound enough to support such repurchases and redemptions, our ability to continue to offer the Reduced Capitalization Advance Program, the impacts to us from the Federal Housing Finance Agency’s final membership rule, and the risk factors set forth in the Bank’s periodic filings with the Securities and Exchange Commission, which are available on the Bank’s website at www.fhlbc.com. The Bank assumes no obligation to update any forward-looking statements made in this Current Report.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Letter to Members, dated February 23, 2016, from President and CEO of the Bank

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago

Date: February 23, 2016	By: /s/ Peter E. Gutzmer
Peter E. Gutzmer Executive Vice President, General Counsel & Corporate Secretary